Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Servotronics, Inc. (the “Company”), on Form 10-Q for the period ended September 30, 2016, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	Other than the completion of a review of the interim financial statements contained within this report by an independent accountant using professional review standards and procedures, the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and

2.	The information contained in the quarterly report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2016	/s/ Nancy T. Magnuson, Principal Financial Officer
Nancy T. Magnuson
Principal Financial Officer